UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2018

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 20, 2018, Fluor Corporation (the “Corporation”) amended its existing (i) $1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016 among the Corporation, Fluor B.V., BNP Paribas, as Administrative Agent and an Issuing Lender, Bank of America, N.A., as Syndication Agent, Citibank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Documentation Agents, and the lenders party thereto and (ii) $1,700,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016 among the Corporation, Fluor B.V., BNP Paribas, as Administrative Agent and an Issuing Lender, Bank of America, N.A., as Syndication Agent, Citibank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Documentation Agents, and the lenders party thereto (each, a “Current Facility”, and such amendment to each of the Current Facilities, the “Amendments”).  The Amendments replace the debt to tangible net worth ratio covenant in each of the Current Facilities with a debt to capitalization ratio covenant that prohibits this ratio from exceeding 0.6 to 1.0.

The foregoing description of the amendments made to the Current Facilities through the execution of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendments, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 8.01.  Other Events.

On August 20, 2018, the Corporation entered into an Underwriting Agreement, by and among the Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and BNP Paribas Securities Corp., acting as representatives of the several underwriters named therein, with respect to $600 million aggregate principal amount of the Corporation’s 4.250% Senior Notes due 2028 (the “Underwriting Agreement”). The Corporation is filing the Underwriting Agreement as an exhibit to its Registration Statement on Form S-3ASR (File No. 333-226545).

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of August 20, 2018, by and among the Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and BNP Paribas Securities Corp., acting as representatives of the several underwriters named therein.

10.1	Amendment No. 1, dated as of August 20, 2018, to $1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016.
10.2	Amendment No. 1, dated as of August 20, 2018, to $1,700,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 23, 2018	FLUOR CORPORATION

	By:	/s/ Bruce A. Stanski
Bruce A. Stanski
Executive Vice President and Chief Financial Officer